Commitments, contingent liabilities and legal proceedings	12 Months Ended
Mar. 31, 2021
Commitments, contingent liabilities and legal proceedings
Commitments, contingent liabilities and legal proceedings

3 Commitments, contingent liabilities and legal proceedings

Vodafone Idea

As part of the agreement to merge Vodafone India and Idea Cellular in 2017, the parties agreed a mechanism for payments between the Group and Vodafone Idea Limited (‘VIL’) pursuant to the difference between the crystallisation of certain identified contingent liabilities in relation to legal, regulatory, tax and other matters, and refunds relating to Vodafone India and Idea Cellular.Cash payments or cash receipts relating to these matters must have been made or received by VIL before any amount becomes due from or owed to the Group. Any future payments by the Group to VIL as a result of this agreement would only be made after satisfaction of this and other contractual conditions.

The Group's potential exposure under this mechanism is now capped at INR 64 billion (€747 million) following payments made under this mechanism from Vodafone to VIL totalling INR 19 billion (€235 million). The matters covered by the mechanism include the Adjusted Group Revenue (‘AGR’) judgement debt levied on VIL for an amount materially in excess of the cap. There are significant uncertainties in relation to VIL’s ability to settle all liabilities relating to the AGR judgement and no further cash payments are considered probable at 31 March 2021.

The carrying value of the Group’s investment in VIL is €nil and the Group is recording no further share of losses in respect of VIL. The Group’s potential exposure to liabilities within VIL is capped by the mechanism described above. As a consequence, contingent liabilities arising from litigation in India concerning operations of Vodafone India are no longer reported below.

Indus Towers merger

The merger of Indus and Bharti Infratel completed on 19 November 2020 and the combined entity was renamed Indus Towers Ltd (‘Indus Towers’). Under the terms of the merger a security package was agreed for the benefit of Indus Towers which can be invoked in the event that VIL is unable to satisfy certain payment obligations under its Master Services Agreements with Indus Towers (the ‘MSAs’). The security package includes:

-A prepayment in cash of INR 24 billion (€279 million) by VIL to Indus Towers in respect of its payment obligations that are undisputed, due and payable under the MSAs after the merger closing;

-A primary pledge over 190.7 million shares owned by Vodafone Group in Indus Towers having a value of INR 47 billion (€544 million) as at 31 March 2021; and

-A secondary pledge over shares owned by Vodafone Group in Indus Towers (ranking behind Vodafone’s existing lenders for the remaining €1.2 billion bank borrowings secured against Indian assets utilised to fund Vodafone’s contribution to the VIL rights issue in 2019) (‘the Bank Borrowings’) with a maximum liability cap of INR 42.5 billion (€495 million).

In the event of non-payment of relevant MSA obligations by VIL, Indus Towers will have recourse to the primary pledge shares and, after repayment of the Bank Borrowings in full, any secondary pledged shares, up to the value of the liability cap. VIL’s ability to make MSA payments to Indus Towers is uncertain and depends on a number of factors including its ability to raise additional funding.

Legal Proceedings

The Group is currently involved in a number of legal proceedings, including inquiries from, or discussions with, government authorities that are incidental to their operations.

Legal proceedings where the Group considers that the likelihood of material future outflows of cash or other resources is more than remote are disclosed below. Where the Group assesses that it is probable that the outcome of legal proceedings will result in a financial outflow, and a reliable estimate can be made of the amount of that obligation, a provision is recognised for these amounts.

In all cases, determining the probability of successfully defending a claim against the Group involves the application of judgement as the outcome is inherently uncertain. The determination of the value of any future outflows of cash or other resources, and the timing of such outflows, involves the use of estimates. The costs incurred in complex legal proceedings, regardless of outcome, can be significant.

The Group is not involved in any material proceedings in which any of the Group’s Directors, members of senior management or affiliates are either a party adverse to the Group or have a material interest adverse to the Group.

Indian tax cases

In January 2012, the Supreme Court of India found against the Indian tax authority and in favour of Vodafone International Holdings BV (‘VIHBV’) in proceedings brought after the Indian tax authority alleged potential liability under the Income Tax Act 1961 for the failure by VIHBV to deduct withholding tax from consideration paid to the Hutchison Telecommunications International Limited group (‘HTIL’) in connection with its 2007 disposal to VIHBV of its interests in a wholly-owned Cayman Island incorporated subsidiary that indirectly held interests in Vodafone India Limited (‘Vodafone India’).

The Finance Act 2012 of India, which amended various provisions of the Income Tax Act 1961 with retrospective effect, contained provisions intended to tax any gain on transfer of shares in a non-Indian company, which derives substantial value from underlying Indian assets, such as VIHBV’s transaction with HTIL in 2007. Further, it sought to subject a purchaser, such as VIHBV, to a retrospective obligation to withhold tax. On 3 January 2013, VIHBV received a letter from the Indian tax authority reminding it of the tax demand raised prior to the Supreme Court of India’s judgement and updating the interest element of that demand to a total amount of INR142 billion, which included principal and interest as calculated by the Indian tax authority but did not include penalties. On 12 February 2016, VIHBV received a notice dated 4 February 2016 of an outstanding tax demand of INR221 billion (plus interest) along with a statement that enforcement action, including against VIHBV’s indirectly held assets in India, would be taken if the demand was not satisfied. On 29 September 2017, VIHBV received an electronically generated demand in respect of alleged principal, interest and penalties in the amount of INR190.7 billion. This demand does not appear to have included any element for alleged accrued interest liability.

In response to the 2013 letter, VIHBV initiated arbitration proceedings under the Netherlands-India Bilateral Investment Treaty (‘Dutch BIT’). The arbitration hearing took place in February 2019. In September 2020, the arbitration tribunal issued its award unanimously ruling in VIHBV’s favour. The Indian Government applied in Singapore to set aside the award primarily on jurisdictional grounds. The proceedings have been transferred to a senior court, with a hearing date set for September 2021.

Separately, on 24 January 2017, Vodafone Group Plc and Vodafone Consolidated Holdings Limited formally commenced arbitration with the Indian Government under the United Kingdom-India Bilateral Investment Treaty (‘UK BIT’) in respect of retrospective tax claims under the Income Tax Act 1961 (as amended by the Finance Act 2012). Although relating to the same underlying facts as the claim under the Dutch BIT, the claim brought by Vodafone Group Plc and Vodafone Consolidated Holdings Limited is a separate and distinct claim under a different treaty. After the Delhi High Court first upheld, and subsequently dismissed, the Indian Government’s application for an injunction preventing Vodafone from progressing the UK BIT arbitration as an abuse of process, the Indian Government appealed the dismissal. Hearings took place from 2018 to 2020 with frequent adjournments. Following the award in the Dutch BIT, the Delhi High Court dismissed the injunction appeal proceedings. Vodafone has undertaken to take no steps advancing the UK BIT arbitration proceedings pending the outcome of the Indian Government’s application to set aside the Dutch BIT award in Singapore. The Delhi High Court also permitted the formation of the UK BIT tribunal.

VIHBV and Vodafone Group Plc will continue to defend vigorously any allegation that VIHBV or Vodafone India is liable to pay tax in connection with the transaction with HTIL and will continue to exercise all rights to seek redress including pursuant to the Dutch BIT and the UK BIT. Based on the facts and circumstances of this matter, including the outcome of legal proceedings to date, the Group considers that it is more likely than not that no present obligation exists at 31 March 2021.

VISPL tax claims

Vodafone India Services Private Limited (‘VISPL’) is involved in a number of tax cases. The total value of the claims is approximately €500 million plus interest, and penalties of up to 300% of the principal.

Of the individual tax claims, the most significant is in the amount of approximately €249 million (plus interest of €554 million), which VISPL has been assessed as owing in respect of (i) a transfer pricing margin charged for the international call centre of HTIL prior to the 2007 transaction with Vodafone for HTIL assets in India; (ii) the sale of the international call centre by VISPL to HTIL; and (iii) the acquisition of and/or the alleged transfer of options held by VISPL in Vodafone India. The first two of the three heads of tax are subject to an indemnity by HTIL. The larger part of the potential claim is not subject to an indemnity. A stay of the tax demand on a deposit of £20 million and a corporate guarantee by VIHBV for the balance of tax assessed are in place. On 8 October 2015, the Bombay High Court ruled in favour of Vodafone in relation to the options and the call centre sale. The Indian Tax Authority has appealed to the Supreme Court of India. The appeal hearing has been adjourned indefinitely.

While there is some uncertainty as to the outcome of the tax cases involving VISPL, the Group believes it has valid defences and does not consider it probable that a financial outflow will be required to settle these cases.

Other cases in the Group

UK : IPCom v Vodafone Group Plc and Vodafone UK

On 22 February 2019, IPCom sued Vodafone Group Plc and Vodafone Limited for alleged infringement of two patents claimed to be essential to UMTS and LTE network standards. If IPCom could have established that one or more of its patents was valid and infringed, it could have sought an injunction against the UK network if a global licence for the patents was not agreed. The Court ordered expedited trials on the infringement and validity issues. The trial on the first patent was in November 2019 and removed the risk of an injunction so IPCom withdrew the second patent trial listed for May 2020. Both IPCom and Vodafone appealed certain aspects of the judgement from the first trial at a hearing in January 2021. The Court of Appeal found in favour of both IPCom and Vodafone on different issues. Vodafone is seeking permission to appeal a discrete issue from the Supreme Court of the United Kingdom. The validity of the first patent will be considered by the Board of Appeal of the European Patent Office at a hearing in July 2021. Although the outcome of this hearing is unknown, we believe that there is a high probability that the first patent will be found to be invalid and as a result Vodafone has no liability for patent infringement which would mean that the Group has no present obligation . IPCom has indicated that it wishes to pursue a damages assessment for the limited infringement found by the trial court. However, IPCom has suggested that these proceedings be deferred until the outcome of the Board of Appeal of the European Patent Office. In any event, were the patent found to be valid the Group believes that the resulting damages would be minimal.

Spain and UK: TOT v Vodafone Group Plc, VGSL, and Vodafone UK

Vodafone Group Plc has been sued in Spain by TOT Power Control (‘TOT’), an affiliate of Top Optimized Technologies. The claim makes a number of allegations including patent infringement, with TOT initially seeking over €500 million in damages from Vodafone Group Plc as well as an injunction against using the technology in question. Huawei has also been sued by TOT in the same action.

In a decision dated 30 October 2017, the Commercial Court of Madrid ruled that while it did have jurisdiction to hear the infringement case relating to the Spanish patent, it was not competent to hear TOT’s contractual and competition law claims against Vodafone. The trial took place in September 2018 and in January 2020 judgement was handed down in Vodafone and Huawei’s favour. TOT appealed but limited its claims against Vodafone to seek approximately €4 million in damages and injunctive relief. The appeal judgement was issued on 23 April 2021 and TOT’s claims for damages and injunctive relief against both Vodafone and Huawei were rejected, therefore the Group does not believe that any present obligation exists.

In December 2019 TOT brought a similar claim in the English High Court against Vodafone Group and Vodafone UK alleging breach of confidentiality and patent infringement. The value of the claim is not pleaded. Proceedings have been stayed until 30 September 2021 pending the outcome of the appeal in Spain. Vodafone has issued an application seeking to strike out certain aspects of TOT’s case which will be heard once the stay has been lifted. It remains unclear how much of the claim will remain after the strike out application. Vodafone has not yet filed its defence. At this stage of proceedings, we are not able reliably to evaluate the likelihood of, or amount of, any financial outflow.

Germany: Kabel Deutschland takeover - class actions

The German courts have been determining the adequacy of the mandatory cash offer made to minority shareholders in Vodafone’s takeover of Kabel Deutschland. Hearings took place in May 2019 and a decision was delivered in November 2019 in Vodafone’s favour, rejecting all claims by minority shareholders. A number of shareholders appealed. The appeal process is ongoing. While the outcome is uncertain, the Group believes it has valid defences and that the outcome of the appeal will be favourable to Vodafone.

Italy: Iliad v Vodafone Italy

In July 2019, Iliad filed a claim for €500 million against Vodafone Italy in the Civil Court of Milan. The claim alleges anti-competitive behaviour in relation to portability and certain advertising campaigns by Vodafone Italy. Preliminary hearings have taken place, including one at which the Court rejected Iliad’s application for a cease and desist order against alleged misleading advertising by Vodafone. The main hearing on the merits of the claim is scheduled for 8 June 2021.

The Group is currently unable to estimate any possible loss in this claim in the event of an adverse judgement but while the outcome is uncertain, the Group believes it has valid defences and that it is probable that no present obligation exists.

Greece: Papistas Holdings SA, Mobile Trade Stores (formerly Papistas SA) and Athanasios and Loukia Papistas v Vodafone Greece

In October 2019, Mr. and Mrs. Papistas, and companies owned or controlled by them, filed several new claims against Vodafone Greece with a total value of approximately €330 million for purported damage caused by the alleged abuse of dominance and wrongful termination of a franchise arrangement with a Papistas company. Lawsuits which the Papistas claimants had previously brought against Vodafone Group Plc and certain Directors and officers of Vodafone were withdrawn. Vodafone Greece filed a counter claim and all claims were heard in February 2020. All of the Papistas claims were rejected by the Greek Court because the stamp duty payments required to have the merits of the case considered had not been made. Vodafone Greece’s counter claim was also rejected. The Papistas claimants and Vodafone Greece have each filed appeals and, subject to the Papistas claimants paying the requisite stamp duty, the hearing on the merits of these appeals will take place in late 2021 and early 2022.

The amount claimed in these lawsuits is substantial and, if the claimants are successful, the total potential liability could be material. However, we are continuing vigorously to defend the claims and based on the progress of the litigation so far the Group believes that it is highly unlikely that there will be an adverse ruling for the Group. On this basis, the Group does not expect the outcome of these claims to have a material financial impact.

UK: Phones 4U in Administration v Vodafone Limited and Vodafone Group Plc and Others

In December 2018, the administrators of former UK indirect seller, Phones 4U, sued the three main UK mobile network operators (‘MNOs’), including Vodafone, and their parent companies. The administrators allege a conspiracy between the MNOs to pull their business from Phones 4U thereby causing its collapse. Vodafone and the other defendants filed their defences in April 2019 and the Administrators filed their replies in October 2019. Disclosure has taken place and witness statements are due to be filed by the end of July 2021. The judge has also ordered that there should be a split trial between liability and damages. The first trial will start in May 2022.

Taking into account all available evidence, the Group assesses it to be more likely than not that a present obligation does not exist and that the allegations of collusion are completely without merit; the Group is vigorously defending the claim. The value of the claim is not pleaded but we understand it to be the total value of the business, possibly equivalent to approximately £1 billion. Vodafone’s alleged share of the liability is also not pleaded. The Group is not able to estimate any possible loss in the event of an adverse judgement.